Exhibit 32

CERTIFICATION

The undersigned certifies pursuant to 18 U.S.C. § 1350, that:

(1) The accompanying Quarterly Report on Form 10-QSB for the period ended April 2, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 20, 2004	/s/ James Carbonari President and CEO /s/ Gregory P. Jensen Chief Financial Officer

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